UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 21, 2005

                             Deli Solar (USA), Inc.
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             (Exact name of registrant as specified in its charter)

        Nevada                       000-12561                95-3819300
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(State or other jurisdiction    (Commission File No.)        (IRS Employer
of Incorporation)                                          Identification No.)

                558 Lime Rock Road, Lime Rock, Connecticut 06039
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           (Address of principal execute offices)        (zip code)

Registrant's telephone number, including area code (860)435-7000

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01 Completion of Acquisition or Disposition of Assets

      On November 21, 2005, Deli Solar Energy Heating, Co., Ltd. ("Deli Solar
(PRC)") completed the acquisition of Beijing Ailiyang Solar Energy Technology Co., Ltd.("Ailiyang").

      As we previously reported in our annual report on Form 10-KSB dated September 13, 2005, Deli Solar (PRC) entered into a share transfer agreement, dated February 24, 2005, with Deli Du, one of our directors and our CEO and President, Xiufeng Liu (Deli Du's wife), and Xiaosan Du (Deli Du's brother) (collectively, "Ailiyang Shareholders"), pursuant to which Deli Solar (PRC) would purchase all of the shares of Ailiyang from all Ailiyang Shareholders for a total purchase price of RMB500,000 (approximately US$61,881), the registered capital of Ailiyang. The purchase was conditioned on the completion of the registration of the share transfer and change of business license with Beijing Municipal of State Administration of Industry and Commerce, upon which payment of the purchase price will be made.

      Ailiyang was formed on July 28, 1997 as a limited liability company in China. It was one of our distributors of our products. Prior to the acquisition, sales through Ailiyang were approximately $149,995 and $33,888 of our total sales respectively, in 2003 and 2004.

      Ailiyang is now a wholly owned subsidiary of Deli Solar (PRC) and its sole business will be acting as a distributor for our products.

      Although we believe that the purchase price for Ailiyang is comparable to the market price for similar companies, we did not obtain a fairness opinion or any independent valuation of Ailiyang.

ITEM 9.01 Financial Statements and Exhibits

            (c) Exhibits                 Name of Exhibit
                --------                 ---------------

            10.1 Agreement on Transfer of Share of Beijing Ailiyang Solar Energy Technology Co., Ltd.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2005

                                        Deli Solar (USA), Inc.
                                        (Registrant)

                                        By: /s/ Deli Du
                                           ----------------------------------
                                           Deli Du
                                           President and Chief Executive
                                           Officer